Exhibit 99.2 Investor Presentation November 2023 H E L P I N G H U M A N S H E A L

Disclaimer & Cautionary Statements This presentation includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include statements regarding: • Future sales or sales growth; • Estimates of potential market size for the Company’s current and future products; • Plans for expansion outside of the U.S.; • The effectiveness of amniotic tissue as a therapy for any particular indication or condition; • Expected spending on research and development; • The Company’s long-term strategy and goals for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth and profitability 2

Disclaimer & Cautionary Statements Additional forward-looking statements may be identified by words such as believe, expect, may, plan, potential, will, preliminary, and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: • Future sales are uncertain and are affected by competition, access to customers, the reimbursement environment, patient access to healthcare providers, and many other factors; • The future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • The process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; • Whether there is full access to hospitals and healthcare provider facilities; and • The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this press release and the Company assumes no obligation to update any forward- looking statement. 3

MIMEDX: Focused on Global Leadership in Healing Solutions

Our Why Statement › **Helping Humans Heal**

Our Vision › To be the **leading** global provider of healing solutions through relentless **innovation** to restore **quality of life.**

Unparalleled Expertise

15
>15 Years Dedicated to Innovation in Wound Care

#1
#1 Amniotic Skin Substitute*

Relentless Innovation

UP
New Product Launches Creating New Opportunities for Growth

Unmatched Clinical & Scientific Evidence

Increasing Patient Access

300M+
Over 300 Million Payer Covered Lives

Targeted International Expansion

4

*BiomedGPS – SmartTRAK. 2022 US Amniotic Tissue Market – Revenue Shares. https://www.smarttrak.com. Accessed April 13, 2023.

MIMEDX

The Unmet Need for Healing Solutions Is Large and Growing

7 million people are estimated to suffer from chronic, non-healing wounds in the U.S.[1]

Favorable Demographic Trends

- **Aging population**
- **Smoking history**
- **Diabetes**
- **Obesity**
- **Heart & vascular disease**
- **Millions of surgical procedures annually**

Ineffective Wound Management Leads to Poor Outcomes

It is estimated that up to **85% of amputations are avoidable** with a holistic multispecialty team approach that incorporates **innovative treatments** and adherence to treatment parameters.[2]

Advances in Management Driving Improved Outcomes for Patients

When applied following parameters for use, patients treated with **EPIFIX** experienced reductions in **major amputations** and **hospital utilization**.[2]

1. Wound Care Awareness. Healogics. Accessed October 19, 2023. https://www.healogics.com/wound-care-awareness/
2. Tettelbach WH, et al. Cost-effectiveness of dehydrated human amnion/chorion membrane allografts in lower extremity diabetic ulcer treatment. J Wound Care. 2022 Feb 1;31(Sup2):S10-S31.

5

MIMEDX

Patient Journeys in Wound & Surgical Meeting patients in settings where they receive care to drive continued adoption of MIMEDX’s products Wound Types Sites-of-Service Complex/Dehisced Hospital Inpatient Wounds Chronic Wounds Wound Care Centers Surgical Acute Wounds Private Office 6 S e v e r i t y

Broad Portfolio + Sizable Opportunities in Wound & Surgical Markets Best-in-Class Wound Product Portfolio CAGRs* Total Addressable Markets +9% $3.5B $0.7B +9% $2.5B $0.5B $1.3B +10% Expanding Offering for Surgical Market $0.9B $1.5B +8% $1.1B $309MM MIMEDX LTM Net Sales** 2022 2026E U.S. Wound U.S. Surgical Japan *CAGRs are the estimated cumulative annual growth rates for the period January 1, 2022 through December 31, 2026 BioMed GPS SmartTrak; 3rd party proprietary assessment; GlobalData Tissue Engineered-Skin Sub Data Model Wound Management Year 2020 – retrieved Sept 2021; Management estimates 7 **LTM Net Sales refer to Net Sales for the period October 1, 2022 to September 30, 2023 derived by subtracting the unaudited results for the nine months ended September 30, 2022 from the audited results for the year ended December 31, 2022 and adding the unaudited results for the nine months ended September 30, 2023.

Large Placental Donation Network & Proprietary Tissue Processing Technology

Placental Donation Network

1. Expectant Mom Introduced to Donation Program
2. Mom Consents to Donate and Completes FDA Donor Screening Assessment
3. Delivery of Healthy Baby via Caesarean Section in the US
4. Donated Placental Tissues Recovered

110,000+

Placentas recovered to-date via network of contracted birthing hospitals and dedicated team of donor recovery specialists

Proprietary Processing

5. Microbiological Testing of Donor Tissue
6. Purion — Proprietary Processing and Terminal Sterilization
7. Shelf-stable Packaged Product

Nearly 3 million

Allografts distributed to-date

8

MIMEDX

Diversified Business Across Multiple Sites of Service Site of Service Segment Commentary Hospital Setting Stable reimbursement (Inpatient & settings and growing with Outpatient) & expanded use of products in Wound Care surgical applications Clinics Growth in setting remains strong, despite recent Medicare Private Office reimbursement proposal and withdrawal in this portion of the market Derived from other sites of Other service, including federal facilities and international 9 *Sales mix based upon LTM Net Sales results for the period ending September 30, 2023

CMS Continuing to Evaluate Changes to Physician Office Reimbursement MIMEDX Remains Uniquely Positioned to Benefit from Potential Changes in Physician Office Setting 1 2 Skin Substitute Products – Medicare Allowed Charges Skin Substitute Products on Medicare ASP List $1,000,000,000 80 100% March 2023 OIG 70 of MIMEDX products Report Suggests used in private office Transitioning All $750,000,000 60 are on the ASP list Skin Substitutes 50 to ASP List to Reduce Total $500,000,000 40 Medicare Spend 30 $250,000,000 20 10 $0 0 2019 2020 2021 Q1:22 Q2:22 Q3:22 Q4:22 Q1:23 Q2:23 Q3:23 Q4:23 Skin Substitute Products on ASP List Skin Substitute Products on ASP List Skin Substitute Products Previously NOT on ASP List ASP List refers to the Medicare Part B ASP Drug Pricing Files and CMS refers to the Centers for Medicare and Medicaid Services 1) https://www.cms.gov/Research-Statistics-Data-and-Systems/Downloadable-Public-Use-Files/Part-B-National-Summary-Data-File/Overview; Accessed: November 30, 2022 10 2) ASP Pricing Files. Centers for Medicare & Medicaid Services. Accessed October 19, 2023. https://www.cms.gov/medicare/payment/all-fee-service-providers/medicare-part-b-drug-average-sales-price/asp-pricing-files

Our Strategic Priorities Build leadership position Develop opportunities Demonstrate corporate in Wound & Surgical in adjacent markets discipline around expenses • Grow in all sites-of-service• Invest organically and • Drive sustainable inorganically in our profitability and cash flow • Regain share in private product pipeline physician office• Continue to focus on • Numerous potential enhancing efficiencies • Go deeper and wider in opportunities to augment across organization and Surgical Recovery growth profile achievement of near-term expense and profitability targets 11

Q3:23 Highlights Net Sales Gross Margin Net Income $81.7MM 81.9% $8.5MM Collaboration +20.7% year-over-year Free Cash Flow Adjusted EBITDA Cash $11.7MM $17.6MM $81.2MM 21.6% of net sales 12

Management Team with Track Record of Success in MedTech Doug Rice Joe Capper Ricci Whitlow John Harper, Ph.D. Kim Moller Eric Smith Butch Hulse Kate Surdez Matt Notarianni Chief Financial Chief Executive Chief Operating Chief Scientific Officer & SVP, Sales SVP, Marketing & Chief Administrative Chief Human Head of IR Officer Officer Officer SVP, R&D International Officer & General Counsel Resource Officer Prior Roles Include: 13

Conclusion Pioneer in Expanding Large and Committed to field of placental growing market pipeline in delivering above- based allografts Wound & opportunities market growth Surgical and profitability helping humans heal. 14

Appendix

Summary Balance Sheets ($ millions) Q2:22 Q3:22 Q4:22 Q1:23 Q2:23 Q3:23 Assets Cash and Cash Equivalents $ 72.5 $ 73.2 $ 66.0 $ 61.2 $ 68.7 $ 81.2 Accounts Receivable, Net 37.7 40.8 43.1 44.7 49.0 49.0 Inventory 13.4 14.0 13.2 14.7 16.8 19.1 11.1 Other Current Assets 7.5 8.0 12.0 6.8 5.3 Total Current Assets 131.0 136.0 134.2 131.7 141.2 154.5 Property and Equipment, Net 8.3 7.9 7.9 7.6 7.3 7.1 Other Assets 29.3 28.8 29.4 28.9 27.9 27.4 Total Assets $ 168.7 $ 172.8 $ 171.4 $ 168.2 $ 176.4 $ 189.0 Liabilities and Stockholders' (Deficit) Equity Current Liabilities $ 37.1 $ 45.9 $ 43.6 $ 40.9 $ 44.5 $ 43.6 Long Term Debt, Net 48.4 48.5 48.6 48.7 48.8 49.0 Other Liabilities 4.3 5.5 4.8 4.0 3.3 2.6 Total Liabilities 89.8 99.8 96.9 93.6 96.6 95.2 Convertible Preferred Stock 92.5 92.5 92.5 92.5 92.5 92.5 (13.6) (19.5) (17.9) (12.7) Stockholders' (Deficit) Equity (18.0) 1.3 Total Liabilities and Stockholders' (Deficit) Equity $ 168.7 $ 172.8 $ 171.4 $ 168.2 $ 176.4 $ 189.0 16

Summary Income Statements ($ millions) Q2:22 Q3:22 Q4:22 Q1:23 Q2:23 Q3:23 Net Sales $ 66.9 $ 67.7 $ 74.4 $ 71.7 $ 81.3 $ 81.7 Cost of Sales 11.8 12.2 14.4 12.4 13.6 14.8 Gross Profit 55.1 55.5 60.0 59.3 67.7 66.9 Research and development 5.5 6.0 5.4 6.5 8.5 3.2 Restructuring— — — — 3.3 0.2 Selling, General, and Administrative 55.8 53.5 50.0 52.3 51.9 52.6 Investigation, Restatement, and Related 3.2 3.0 3.4 3.7 1.0 — Amortization of Intangible Assets 0.2 0.2 0.2 0.2 0.2 0.2 Operating (Loss) Income (9.6) (7.1) 1.1 (3.4) 2.8 10.8 (1.2) (1.3) (1.5) (1.7) Interest Expense, Net (1.6) (1.6) Pre-Tax (Loss) Income (10.8) (8.4) (0.4) (4.9) 1.1 9.1 Income Tax Provision Expense (Benefit) 0.1 0.1 — 0.1 (0.1) 0.6 Net (Loss) Income $ (10.9) $ (8.4) $ (0.4) $ (5.0) $ 1.2 $ 8.5 17

Summary Cash Flow Statements ($ millions) Q2:22 Q3:22 Q4:22 Q1:23 Q2:23 Q3:23 Net (Loss) Income $ (10.9) $ (8.4) $ (0.4) $ (5.0) $ 1.2 $ 8.5 Share-Based Compensation 4.4 2.4 1.9 4.3 4.1 4.4 Depreciation 0.9 0.8 0.8 0.7 0.7 0.7 Other Non-Cash Effects 3.0 1.1 0.6 0.6 3.7 0.9 (1.1) Changes in Assets (0.7) (4.7) (5.4) (2.2) (4.6) (3.1) Changes in Liabilities 0.2 9.8 (2.6) 2.7 (0.7) Net Cash Flows Provided By (Used In) Operating Activities (3.0) 1.0 (5.6) (4.0) 7.8 12.8 Purchases of Property and Equipment (0.4) (0.3) (0.7) (0.6) (0.3) (0.6) Cash Paid for Licensing Agreement— — (1.0) — — — Net Cash Flows Provided By (Used In) Investing Activities (0.4) (0.4) (1.7) (0.7) (0.3) (0.6) Proceeds from Exercise of Stock Options 0.3 0.1 0.1 — — 0.4 Net Cash Flows (Used In) Provided By Financing Activities 0.3 0.1 0.1 — — 0.4 Beginning Cash Balance 75.7 72.5 73.2 66.0 61.2 68.7 Change in Cash (3.2) 0.7 (7.3) (4.7) 7.4 12.5 Ending Cash Balance $ 72.5 $ 73.2 $ 66.0 $ 61.2 $ 68.7 $ 81.2 18

Free Cash Flow Reconciliation ($ millions) Q2:22 Q3:22 Q4:22 Q1:23 Q2:23 Q3:23 Net Cash Flows Provided By (Used In) Operating Activities $ (3.0) $ 1.0 $ (5.6) $ (4.0) $ 7.8 $ 12.8 Less: Capital Expenditures, Including Purchases of Equipment (0.4) (0.3) (0.7) (0.6) (0.3) (0.6) Free Cash Flow $ (3.4) $ 0.7 $ (6.3) $ (4.6) $ 7.5 $ 12.2 19

Adjusted EBITDA Reconciliation ($ millions) Q2:22 Q3:22 Q4:22 Q1:23 Q2:23 Q3:23 Net (Loss) Income $ (10.9) $ (8.4) $ (0.4) $ (5.0) $ 1.2 $ 8.5 Depreciation & Amortization 1.0 1.0 1.0 0.9 0.9 0.8 Interest Expense, Net 1.2 1.3 1.5 1.6 1.6 1.7 Income Tax Provision Expense (Benefit) 0.1 0.1 — 0.1 (0.1) 0.6 EBITDA (3.0) 1.0 (5.6) (4.0) 7.8 12.8 Investigation, Restatement, & Related Expense 3.2 3.0 3.4 3.7 1.0 — Share-Based Compensation 4.4 2.4 1.9 4.3 4.1 4.4 Expenses Related to Disbanding of Regenerative Medicine— — — — 5.4 0.2 Reorganization Expenses— 3.1 — — — 1.4 Adjusted EBITDA $ (1.0) $ 2.4 $ 7.3 $ 5.5 $ 14.1 $ 17.6 EBITDA consists of GAAP Net (Loss) Income excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest expense, and (iv) income tax provision. Adjusted EBITDA consists of GAAP Net (Loss) Income excluding (i) depreciation, (ii) amortization, (iii) interest expense, (iv) income tax provision, (v) investigation, restatement, and related expenses, (vi) share-based compensation expense, (vii) expenses related to the disbanding of the Regenerative Medicine business unit, and (viii) reorganization expenses . Note: Some figures may not add to totals or subtotals due to immaterial rounding differences. 20